SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Large Company Value Fund (the “Fund”)

At a meeting held on February 10, 2025, the Board of Trustees of Allspring Funds Trust approved the following changes to be effective on or about March 24, 2025.

Prospectus and Summary Prospectus

I. Principal Investment Strategy Changes Effective on or about March 24, 2025, the section entitled “Fund Summary - Principal Investment Strategies” is deleted and replaced with the following:

Under normal circumstances, we invest:

• at least 80% of the Fund’s net assets in equity securities of large-capitalization companies.
• up to 20% of the Fund’s total assets in equity securities of foreign issuers, through ADRs and similar investments

We invest principally in equity securities of approximately 30 to 50 U.S. large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $174 million to $3.41 trillion, as of October 31, 2024, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

We look for undervalued companies that we believe have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives our search for companies with favorable reward-to-risk ratios and that possess, a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock near its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or we identify a more attractive investment opportunity.

II. Principal Investment Risks Changes Effective on or about March 24, 2025, sections entitled “Fund Summary - Principal Investment Risks” and “Details about the Fund - Description of Principal Investment Risks” are amended to remove Derivatives Risk and Futures Contracts Risk, and Focused Portfolio Risk is added.

Focused Portfolio Risk. Changes in the value of a small number of issuers are likely to have a larger impact on a Fund’s net asset value than if the Fund held a greater number of issuers.

III. Fund Management Changes Effective on or about March 24, 2025, James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA, and Shane Zweck, CFA will become the portfolio managers to the Fund. Accordingly, the table in the section entitled “Fund Summary – Fund Management” is deleted and replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments, LLC	James M. Tringas, CFA, Portfolio Manager / 2025 Bryant VanCronkhite, CFA, CPA, Portfolio Manager /2025 Shane Zweck, CFA, Portfolio Manager / 2025

In the section entitled “Management of the Funds - The Sub-Adviser and Portfolio Managers”, the table is amended to include the following:

James M. Tringas, CFA Large Company Value Fund Special Large Cap Value Fund	Mr. Tringas joined Allspring Investments or one of its predecessor firms in 1994, where he currently serves as a Co-Head and Senior Portfolio Manager for the Special Global Equity team.

Bryant VanCronkhite, CFA, CPA Large Company Value Fund Special Large Cap Value Fund	Mr. VanCronkhite joined Allspring Investments or one of its predecessor firms in 2003, where he currently serves as a Co-Head and Senior Portfolio Manager for the Special Global Equity team.
Shane Zweck, CFA Large Company Value Fund Special Large Cap Value Fund	Mr. Zweck joined Allspring Investments or one of its predecessor firms in 2007, where he currently serves as a Portfolio Manager for the Special Global Equity team.

Statement of Additional Information

In the sections entitled “Manager and Other Service Providers - Portfolio Managers”, is amended to include the following information for the Fund:

Fund	Sub-Adviser	Portfolio Managers
Large Company Value Fund	Allspring Investments	James M. Tringas, CFA Bryant VanCronkhite, CFA, CPA Shane Zweck, CFA

Portfolio Manager	Fund	Beneficial Ownership[1]
James M. Tringas, CFA	Large Company Value Fund Special Large Cap Value Fund	$0[2] $100,001-$500,000
Bryant VanCronkhite, CFA, CPA	Large Company Value Fund Special Large Cap Value Fund	$0[2] $500,001-$1,000,000
Shane Zweck, CFA	Large Company Value Fund Special Large Cap Value Fund	$0[2] $100,001-$500,000
1.	Amounts included in the table above may include notional investments held by the portfolio manager through a deferred compensation vehicle.
2.	James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA and Shane Zweck, CFA, each became a portfolio manager of the Fund on March 24, 2025. The information presented in this table is as of July 31, 2024, at which time James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA and Shane Zweck, CFA were not a portfolio manager of the Fund.

Effective on or about March 24, 2025, all references to Ryan Brown, CFA and Harindra de Silva, Ph.D., CFA are hereby removed from the Fund’s prospectuses and statement of additional information.

February 11, 2025	SUP3325 02-25